UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2012
Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 1, 2012, the Board of Directors of Molycorp, Inc., a Delaware corporation (the “Company”), appointed Michael F. Doolan as the principal accounting officer of the Company, effective August 1, 2012. Mr. Doolan replaces James S. Allen, Senior Vice President, Finance and Treasurer of the Company, whose service as the principal accounting officer of the Company terminated on August 1, 2012. Mr. Doolan, age 60, has served as the Executive Vice President and Chief Financial Officer of the Company since June 2012. Mr. Doolan previously served as the chief financial officer and executive vice president of Neo Material Technologies Inc., a producer, processor and developer of rare earth magnetic powders, materials and applications, from September 2005 to June 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.
By:	/s/ Alexander D. Caldwell
Name:	Alexander D. Caldwell
Title:	Corporate Secretary

Date: August 7, 2012